UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 26, 2004

PROXIM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30993	52-2198231

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

935 Stewart Drive
Sunnyvale, California 94085
(Address of principal executive offices, including zip code)

(408) 731-2700
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On October 26, 2004, Proxim Corporation (the “Company”) issued a press release announcing the Company’s results for the fiscal quarter ended October 1, 2004. A copy of the press release is attached as Exhibit 99.1.

     The information in this Form 8-K, including the Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits.

Exhibit
No.	Description
99.1	Press Release, dated October 26, 2004, entitled “Proxim Corporation Reports Third Quarter 2004 Financial Results.”

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROXIM CORPORATION
By:	/s/ Michael D. Angel
Michael D. Angel
Executive Vice President and Chief Financial Officer

Date: October 26, 2004

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release, dated October 26, 2004, entitled “Proxim Corporation Reports Third Quarter 2004 Financial Results.”